Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2020
Cash and Cash Equivalents
Cash and Cash Equivalents

8. Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	As of December 31,
	2019	2020
Current accounts	113,655	182,056
Time deposits (with original maturities of three months or less)	149,491	36,971
Ship management client accounts	601	397
Restricted cash	—	147,845
Total	263,747	367,269

Restricted cash represents the cash in relation to the amount drawn for the delivery of the GasLog Galveston until her delivery from the shipyard on January 4, 2021 (Note 30).

Ship management client accounts represent amounts provided by the clients of GasLog LNG Services Ltd. in order to enable the Group to cover obligations of vessels under management. A compensating balance is held as a current liability.